FEDERATED EQUITY INCOME FUND, INC.
(formerly, Liberty Equity Income Fund, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares
(formerly, Fortress Shares)

SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 1996.

On page 26 of the Class A Shares, Class B Shares, and Class C Shares prospectus, page 19 of the Class A Shares prospectus, and page 18 of the Class F Shares prospectus, respectively, please delete the biography of Christopher H. Wiles in its entirety and replace with the following:

     `Linda A. Duessel has been the Fund's portfolio manager since
     February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995.
     Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.''

                                                              March 7, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
CMR702066
G01528-04 (2-97)